UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2017

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

MARYLAND	001-33177	22-1897375
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3499 Route 9N, Suite 3D, Freehold, NJ	07728
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (732) 577-9996

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12

[ ]	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders (the “Meeting”) of Monmouth Real Estate Investment Corporation (the “Company”) was held on May 18, 2017. There were 71,430,729 shares of common stock entitled to vote at the meeting and a total of 66,691,485 shares (93.36%) were represented in person or by proxy at the meeting. The proposals submitted to the vote of the shareholders and the results of the vote were as follows:

Proposal 1 – The election of four Class II Directors, each to serve until the 2020 annual meeting of shareholders and until his successor is duly elected and qualifies:

Director	For	Withhold	Broker Non-Votes
Brian H. Haimm	51,122,561	723,926	14,844,998
Neal Herstik	42,546,653	9,299,834	14,844,998
Matthew I. Hirsch	35,653,486	16,193,001	14,844,998
Stephen B. Wolgin	42,563,722	9,282,765	14,844,998

Proposal 2 – To ratify the appointment of PKF O’Connor Davies as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017:

No. of Votes
For	65,945,863
Against	568,474
Abstain	177,148
Broker Non-Votes	0

Proposal 3 – To approve the amendment and restatement of the Company’s 2007 Stock Option and Stock Award Plan, as amended as more particularly described in the Proxy Statement with respect to the Meeting:

No. of Votes
For	47,538,575
Against	4,049,964
Abstain	257,948
Broker Non-Votes	14,844,998

Proposal 4 – To approve an advisory resolution to approve the compensation of the Company’s named executive officers, as more particularly described in the Proxy Statement with respect to the Meeting:

No. of Votes
For	47,949,228
Against	3,549,378
Abstain	347,881
Broker Non-Votes	14,844,998

Proposal 5 – An advisory resolution to approve the frequency of advisory votes on executive compensation:

No. of Votes
One Year	44,673,399
Two Years	181,140
Three Years	6,675,438
Abstain	316,510
Broker Non-Votes	14,844,998

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

/s/ Kevin S. Miller
Kevin S. Miller
Chief Financial and Accounting Officer

Date May 19, 2017

3